UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2019 (April 25, 2019)

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	TMK	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
(a) Not applicable.
(b) David L. Boren and Paul J. Zucconi retired from the Torchmark Corporation Board of Directors immediately prior to the Annual Meeting of Shareholders on April 25, 2019.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting of Shareholders held April 25, 2019.
(b) Proposals:

Proposal I - Election of Directors for One-Year Terms

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1.1 Charles E. Adair	79,471,471	2,781,146	187,811	15,259,844
1.2 Linda L. Addison	82,228,221	64,998	147,209	15,259,844
1.3 Marilyn A. Alexander	81,581,973	669,514	188,941	15,259,844
1.4 Cheryl D. Alston	82,146,175	125,845	168,408	15,259,844
1.5 Jane M. Buchan	79,874,723	2,397,961	167,744	15,259,844
1.6 Gary L. Coleman	76,989,512	4,795,059	655,857	15,259,844
1.7 Larry M. Hutchison	77,062,317	4,721,038	657,073	15,259,844
1.8 Robert W. Ingram	79,588,318	2,664,274	187,836	15,259,844
1.9 Steven P. Johnson	82,204,399	47,974	188,055	15,259,844
1.10 Darren M. Rebelez	81,553,719	699,625	187,084	15,259,844
1.11 Lamar C. Smith	79,525,590	2,725,864	188,974	15,259,844
1.12 Mary E. Thigpen	82,199,273	53,846	187,309	15,259,844

Proposal II - Ratification of Deloitte & Touche LLP as Independent Auditor for 2019

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Deloitte and Touche LLP	96,028,939	1,511,302	160,031	—

Proposal III - Advisory Approval of 2018 Executive Compensation (Annual "Say-on-Pay")

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2018 Executive Compensation	77,322,629	4,826,297	291,385	15,259,961
(c) Not applicable.
(d) Torchmark will include a shareholder vote on the compensation of executives in its proxy materials each year until the next required vote on the frequency with which shareholders will vote on the compensation of executives as disclosed in proxy statements, which will occur in 2023.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: April 29, 2019

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary